UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	April 15, 2011

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 ASH STREET, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K/A

EXPLANATORY NOTE

We are filing this amendment to Form 8-K filed April 15, 2011, to re-file Exhibit 10.1 (Letter Agreement, dated as of April 15, 2011, by and among The Royal Bank of Scotland plc, Sempra Energy, Sempra Commodities, Inc. and Sempra Energy Holdings VII B.V) to include content inadvertently omitted from the original filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1 *	Letter Agreement, dated as of April 15, 2011, by and among The Royal Bank of Scotland plc, Sempra Energy, Sempra Commodities, Inc. and Sempra Energy Holdings VII B.V.
10.2 **	Fourth Amendment to Indemnity Agreement, dated as of April 15, 2011, by and among The Royal Bank of Scotland plc, Sempra Energy, Pacific Enterprises and Enova Corporation

*    Filed herewith.

**  Previously filed on Form 8-K dated April 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: April 21, 2011	By: /s/ Joseph A. Householder
Joseph A. Householder Senior Vice President, Controller and Chief Accounting Officer